Exhibit 32

CERTIFICATIONS OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Millennial Media, Inc. (the “Company”) on Form 10-Q for the quarter ended September  30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael G. Barrett, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: November 10, 2014	/s/ Michael G. Barrett
Michael G. Barrett
President and Chief Executive Officer
(principal executive officer)

This certification accompanies the Report and shall not be deemed “filed” by the Company with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Report), irrespective of any general incorporation language contained in such filing.

In connection with the Quarterly Report of Millennial Media, Inc. (the “Company”) on Form 10-Q for the quarter ended September  30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Jeanneret,  Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: November 10, 2014	/s/ Andrew Jeanneret
Andrew Jeanneret
Executive Vice President and Chief Financial Officer
(principal financial officer)

This certification accompanies the Report and shall not be deemed “filed” by the Company with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Report), irrespective of any general incorporation language contained in such filing.